                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-07255

                       Oppenheimer International Bond Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: September 30

                      Date of reporting period: 12/31/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                Principal
                                                                  Amount               Value
                                                           --------------------   ----------------
U.S. GOVERNMENT OBLIGATIONS--0.6%
U.S. Treasury Bills,
0.07%, 1/14/10(1, 2) (Cost $81,597,790)                    $     81,600,000       $     81,597,790
                                                                                  ----------------
FOREIGN GOVERNMENT OBLIGATIONS--76.6%
ARGENTINA--0.8%
Argentina (Republic of) Bonds:
0.943%, 8/3/12(3)                                                18,251,250             16,757,394
2.50%, 12/31/38(3)                                               16,330,000              5,756,325
Series GDP, 2.724%, 12/15/35(3)                                  26,370,000              1,827,441
Series V, 7%, 3/28/11                                            14,240,000             13,904,964
Series VII, 7%, 9/12/13                                           5,230,000              4,627,824
Argentina (Republic of) Sr. Unsec. Nts., 7%, 10/3/15             62,750,000             52,831,202
                                                                                  ----------------
                                                                                        95,705,150
AUSTRALIA--0.3%
New South Wales Treasury Corp. Bonds:
Series 12, 6%, 5/1/12                                            19,550,000 AUD         17,939,857
Series 14, 5.50%, 8/1/14                                         28,485,000 AUD         25,518,495
                                                                                  ----------------
                                                                                        43,458,352
BELGIUM--0.5%
Belgium (Kingdom of) Bonds, Series 44, 5%, 3/28/35               38,035,000 EUR         58,623,311
                                                                                  ----------------
BRAZIL--6.8%
Banco Nacional de Desenvolvimento Economico e Social
Nts., 6.369%, 6/16/18(4)                                         10,960,000             11,795,700
                                                                                  ----------------
Brazil (Federal Republic of) Bonds:
6%, 1/17/17                                                      26,495,000             28,747,075
8%, 1/15/18                                                      14,435,833             16,543,465
8.875%, 10/14/19                                                 24,260,000             31,416,700
10.50%, 7/14/14                                                   9,150,000             11,712,000
Brazil (Federal Republic of) Nota Do Tesouro Nacional
Nts.:
10%, 1/10/10                                                     36,149,000 BRR         20,700,296
10%, 1/1/12                                                     431,958,000 BRR        239,955,278
10%, 1/1/14                                                      59,480,000 BRR         31,388,119
10%, 1/1/17                                                     753,740,000 BRR        371,953,595
10.95%, 5/15/45                                                  15,030,000 BRR         15,284,273
Brazil (Federal Republic of) Nts., 7.875%, 3/7/15                29,000,000             34,046,000
Brazil (Federal Republic of) Sr. Nts., 5.875%, 1/15/19           29,810,000             31,896,700
                                                                                  ----------------
                                                                                       845,439,201
CANADA--1.3%
Canada Housing Trust Sec. Bonds, 4.10%, 12/15/18                 83,320,000 CAD         81,219,174
Quebec (Province of) Nts., 4.50%, 12/1/18                        83,935,000 CAD         82,075,485
                                                                                  ----------------
                                                                                       163,294,659
COLOMBIA--0.7%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28(4)          16,413,000,000 COP          8,617,406
Colombia (Republic of) Bonds:
7.375%, 9/18/37                                                   9,860,000             10,796,700
12%, 10/22/15                                                34,907,000,000 COP         21,026,715
Colombia (Republic of) Nts., 11.75%, 3/1/10                   7,228,000,000 COP          3,590,666
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19                 15,875,000             18,057,813


                     1 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                Principal
                                                                  Amount               Value
                                                           --------------------   ----------------
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41   $     18,500,000       $     17,251,250
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17               9,320,000             10,554,900
Colombia (Republic of) Unsec. Unsub. Bonds, 9.85%,
6/28/27                                                       6,656,000,000 COP          3,786,232
                                                                                  ----------------
                                                                                        93,681,682
DENMARK--0.5%
Denmark (Kingdom of) Bonds, 4%, 11/15/17                        290,580,000 DKK         58,088,346
                                                                                  ----------------
EGYPT--1.1%
Egypt (The Arab Republic of) Treasury Bills:
9.758%, 2/2/10(5)                                                29,800,000 EGP          5,389,645
9.817%, 2/2/10(5)                                                93,700,000 EGP         16,946,635
Series 91, 9.656%, 3/9/10(5, 6)                                  61,375,000 EGP         11,007,719
Series 182, 9.699%, 1/19/10(5)                                  131,575,000 EGP         23,884,890
Series 273, 9.839%, 1/12/10(5)                                  182,485,000 EGP         33,165,540
Series 273, 9.78%, 2/9/10(5)                                     29,325,000 EGP          5,293,070
Series 273, 9.911%, 2/16/10(5)                                   60,125,000 EGP         10,826,940
Series 273, 9.878%, 2/23/10(5)                                   45,350,000 EGP          8,155,931
Egypt (The Arab Republic of) Unsec. Unsub. Bonds, 8.75%,
7/15/12(4)                                                      108,205,000 EGP         20,122,904
                                                                                  ----------------
                                                                                       134,793,274
FRANCE--5.9%
France (Government of) Bonds:
3.75% 10/25/19                                                   82,335,000 EUR        119,081,643
4%, 10/25/38                                                     82,160,000 EUR        113,277,672
France (Government of) Treasury Bills:
0.339%, 3/18/10(5)                                               33,500,000 EUR         47,864,751
0.35%, 2/18/10(5)                                                81,650,000 EUR        116,999,673
0.413%, 2/4/10(5)                                                47,000,000 EUR         67,358,694
France (Government of) Treasury Nts., 1.50%, 9/12/11            188,515,000 EUR        271,575,698
                                                                                  ----------------
                                                                                       736,158,131
GERMANY--8.2%
Germany (Federal Republic of) Bonds:
3.50%, 7/4/19                                                   281,080,000 EUR        409,008,330
Series 03, 3.75%, 7/4/13                                         67,617,000 EUR        102,651,596
Series 08, 4.75%, 7/4/40                                         86,030,000 EUR        136,842,051
Germany (Federal Republic of) Treasury Bills:
0.27%, 3/17/10(5)                                                28,000,000 EUR         40,091,174
Series 011, 0.475%, 1/27/10(5)                                   99,100,000 EUR        142,052,094
Series 26, 0.49%, 1/13/10(5)                                    134,700,000 EUR        193,089,439
                                                                                  ----------------
                                                                                     1,023,734,684
GHANA--0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17(4)                     12,400,000             12,741,000
                                                                                  ----------------
HUNGARY--1.6%
Hungary (Republic of) Bonds:
Series 10/C, 6.75%, 4/12/10                                   1,080,000,000 HUF          5,741,623
Series 11/B, 6%, 10/12/11                                       297,000,000 HUF          1,557,588
Series 11/C, 6.75%, 4/22/11                                   5,451,400,000 HUF         28,975,175


                     2 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                Principal
                                                                  Amount               Value
                                                           --------------------   ----------------
Series 11/A, 7.50%, 2/12/11                                     149,000,000 HUF   $        800,168
Series 12/C, 6%, 10/24/12                                     6,531,000,000 HUF         33,667,201
Series 12/B, 7.25%, 6/12/12                                   5,138,000,000 HUF         27,379,730
Series 13/D, 6.75%, 2/12/13                                   3,050,000,000 HUF         15,943,347
Series 14/C, 5.50%, 2/12/14                                   3,082,800,000 HUF         15,251,796
Series 15/A, 8%, 2/12/15                                      7,731,000,000 HUF         41,564,457
Series 17/B, 6.75%, 2/24/17                                     741,500,000 HUF          3,659,072
Series 19/A, 6.50%, 6/24/19                                   4,500,000,000 HUF         21,633,251
                                                                                  ----------------
                                                                                       196,173,408
INDONESIA--1.0%
Indonesia (Republic of) Nts.:
6.875%, 1/17/18(4)                                               31,330,000             34,619,650
7.25%, 4/20/15(4)                                                11,790,000             13,263,750
Indonesia (Republic of) Sr. Unsec. Nts.:
7.75%, 1/17/38(4)                                                17,005,000             19,300,675
10.375%, 5/4/14(4)                                               10,600,000             13,117,500
11.625%, 3/4/19(4)                                                8,400,000             12,096,000
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35(4)          24,080,000             29,076,600
                                                                                  ----------------
                                                                                       121,474,175
ISRAEL--0.6%
Israel (State of) Bonds:
5.50%, 2/28/17                                                  107,280,000 ILS         30,762,712
6%, 2/28/19                                                      56,040,000 ILS         16,658,126
Series 2682, 7.50%, 3/31/14                                     107,990,000 ILS         33,854,783
                                                                                  ----------------
                                                                                        81,275,621
ITALY--9.9%
Italy (Repubic of) Treasury Bonds, 5%, 9/1/40                   382,435,000 EUR        567,584,592
Italy (Republic of) Treasury Bonds:
Buoni del Tesoro Poliennali, 3.75%, 12/15/13                    326,599,000 EUR        486,761,591
Buoni del Tesoro Poliennali, 5.25%, 8/1/11                      117,910,000 EUR        178,848,563
                                                                                  ----------------
                                                                                     1,233,194,746
JAPAN--16.3%
Japan (Government of) Bonds:
2 yr., 0.20%, 10/15/11(7, 8)                                 12,656,000,000 JPY        136,062,022
5 yr., Series 72, 1.50%, 6/20/13                             48,060,000,000 JPY        537,485,062
10 yr., Series 284, 1.70%, 12/20/16                          47,586,000,000 JPY        542,840,610
10 yr., Series 301, 1.50%, 6/20/19                           31,436,000,000 JPY        346,272,595
20 yr., Series 112, 2.10%, 6/20/29                           44,167,000,000 JPY        477,669,413
                                                                                  ----------------
                                                                                     2,040,329,702
MEXICO--3.0%
United Mexican States Bonds:
5.625%, 1/15/17                                                  22,640,000             23,715,400
Series A, 6.375%, 1/16/13                                         5,945,000              6,598,950
Series M10, 7.75%, 12/14/17(3)                                1,282,900,000 MXN         97,673,781
Series MI10, 8%, 12/19/13                                     1,657,770,000 MXN        130,611,798
Series M10, 8%, 12/17/15                                        297,000,000 MXN         23,108,198
Series MI10, 9.50%, 12/18/14(3)                                 267,300,000 MXN         22,185,777


                     3 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                Principal
                                                                  Amount               Value
                                                           --------------------   ----------------
Series M20, 10%, 12/5/24(3)                                     709,800,000 MXN   $     62,307,982
United Mexican States Sr. Unsec. Bonds, 6.05%, 1/11/40            3,489,000              3,371,421
United Mexican States Sr. Unsec. Nts., 5.875%, 2/17/14            6,140,000              6,707,950
                                                                                  ----------------
                                                                                       376,281,257
NORWAY--0.2%
Norway (Kingdom of) Bonds, 6.50%, 5/15/13                       101,340,000 NOK         19,353,686
                                                                                  ----------------
PANAMA--0.5%
Panama (Republic of) Bonds:
7.25%, 3/15/15                                                   24,115,000             27,551,388
8.875%, 9/30/27                                                   8,215,000             10,720,575
9.375%, 4/1/29                                                    9,900,000             13,216,500
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26                7,870,000              8,912,775
                                                                                  ----------------
                                                                                        60,401,238
PERU--1.5%
Peru (Republic of) Bonds:
7.35%, 7/21/25                                                   22,720,000             26,128,000
7.84%, 8/12/20                                                   86,585,000 PEN         34,544,688
9.91%, 5/5/15                                                   123,905,000 PEN         54,024,467
Series 7, 8.60%, 8/12/17                                        123,865,000 PEN         52,382,590
Peru (Republic of) Sr. Nts., 4.533%, 2/28/16(5)                   1,426,420              1,137,998
Peru (Republic of) Sr. Unsec. Nts., 7.125%, 3/30/19              16,048,000             18,535,440
                                                                                  ----------------
                                                                                       186,753,183
PHILIPPINES--0.2%
Philippines (Republic of the) Bonds, 8%, 1/15/16                  6,105,000              7,112,325
Philippines (Republic of the) Unsec. Bonds, 7.75%,
1/14/31                                                          16,360,000             18,527,700
                                                                                  ----------------
                                                                                        25,640,025
POLAND--1.6%
Poland (Republic of) Bonds:
Series 0414, 5.75%, 4/25/14(4)                                  206,440,000 PLZ         72,308,470
Series 0511, 4.25%, 5/24/11                                     379,935,000 PLZ        132,110,327
                                                                                  ----------------
                                                                                       204,418,797
PORTUGAL--0.5%
Portugal (Republic of) Obrigacoes Do Tesouro Bonds, 5%,
6/15/12                                                          43,195,000 EUR         66,131,504
                                                                                  ----------------
SOUTH AFRICA--0.9%
South Africa (Republic of) Bonds:
7.50%, 1/15/14                                                  175,320,000 ZAR         22,969,034
Series R157, 13.50%, 9/15/15                                    526,860,000 ZAR         87,680,784
                                                                                  ----------------
                                                                                       110,649,818
SPAIN--2.1%
Spain (Government of) Bonos Y Oblig Del Estado, 4.25%
1/31/14                                                         128,325,000 EUR        194,158,961
Spain (Government of) Treasury Bills:
0.48%, 2/19/10(5)                                                40,000,000 EUR         57,314,105


                     4 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                Principal
                                                                  Amount               Value
                                                           --------------------   ----------------
Series 12MO, 0.41%, 3/19/10(5)                                   10,000,000 EUR   $     14,322,577
                                                                                  ----------------
                                                                                       265,795,643
SWEDEN--0.3%
Sweden (Kingdom of) Bonds, Series 1050, 3%, 7/12/16             308,790,000 SEK         43,230,384
                                                                                  ----------------
THE NETHERLANDS--0.7%
Netherlands (Kingdom of the) Bonds, 5%, 7/15/11                  59,225,000 EUR         89,836,286
                                                                                  ----------------
TURKEY--4.5%
Turkey (Republic of) Bonds:
6.75%, 4/3/18                                                    24,225,000             26,405,250
7%, 9/26/16                                                      23,115,000             25,657,650
7%, 3/11/19                                                       9,650,000             10,566,750
10.622%, 8/6/14                                                  63,840,000 TRY         43,674,035
10.673%, 5/11/11(5)                                              93,930,000 TRY         56,256,758
12.038%, 2/2/11(5)                                               90,970,000 TRY         55,950,084
16%, 3/7/12(3)                                                  345,355,000 TRY        260,381,198
Series CPI, 10%, 2/15/12(3)                                      24,375,000 TRY         22,703,536
Series CPI, 12%, 8/14/13(3)                                      23,725,000 TRY         21,452,489
Turkey (Republic of) Nts.:
7.25%, 3/15/15                                                   11,385,000             12,808,125
7.50%, 7/14/17                                                   12,420,000             14,158,800
Turkey (Republic of) Sr. Unsec. Nts., 7.50%, 11/7/19             15,000,000             16,987,500
                                                                                  ----------------
                                                                                       567,002,175
UKRAINE--0.1%
Ukraine (Republic of) Sr. Unsec. Nts., 6.75%,
11/14/17(4)                                                       3,470,000              2,671,900
Ukraine (Republic of) Unsec. Bonds, 6.385%, 6/26/12(4)            8,750,000              7,525,000
                                                                                  ----------------
                                                                                        10,196,900
UNITED ARAB EMIRATES--0.1%
Dubai DOF Sukuk Ltd. Sr. Unsec. Unsub. Nts., 6.396%,
11/3/14                                                          10,860,000             10,371,300
                                                                                  ----------------
UNITED KINGDOM--3.8%
United Kingdom Treasury Bonds:
2.25%, 3/7/14                                                    89,286,000 GBP        141,723,210
4.25%, 3/7/11                                                    85,390,000 GBP        143,460,496
4.75%, 12/7/38                                                  110,430,000 GBP        188,094,688
                                                                                  ----------------
                                                                                       473,278,394
URUGUAY--0.4%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36            11,650,000             12,669,375
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25         13,000,000             13,715,000
Uruguay (Oriental Republic of) Unsec. Bonds, 8%,
11/18/22                                                         23,255,000             26,743,250
                                                                                  ----------------
                                                                                        53,127,625
VENEZUELA--0.6%
Venezuela (Republic of) Bonds, 9%, 5/7/23                        43,330,000             29,356,075
Venezuela (Republic of) Unsec. Bonds, 7.65%, 4/21/25             40,605,000             24,058,463
Venezuela (Republic of) Unsec. Nts.:
6%, 12/9/20                                                      12,890,000              7,121,725


                     5 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                Principal
                                                                  Amount               Value
                                                           --------------------   ----------------
13.625%, 8/15/18(4)                                        $     17,160,000       $     15,637,050
                                                                                  ----------------
                                                                                        76,173,313
                                                                                  ----------------
Total Foreign Government Obligations
(Cost $9,323,399,146)                                                                9,576,806,970
                                                                                  ----------------
LOAN PARTICIPATIONS--2.3%
Bayerische Hypo-und Vereinsbank AG for the City of Kiev,         19,720,000             15,923,900
Ukraine Nts., 8.625%, 7/15/11(4)
Credit Suisse First Boston International:
Export-Import Bank of Ukraine, 7.65% Sr. Sec. Bonds,
9/7/11                                                            4,800,000              4,080,000
Export-Import Bank of Ukraine, 8.40% Sec. Nts., 2/9/16           16,470,000             12,187,800
Gaz Capital SA:
6.212% Sr. Unsec. Unsub. Nts., 11/22/16(4)                       13,460,000             12,955,250
7.288% Sr. Sec. Nts., 8/16/37(4)                                 36,170,000             33,547,675
8.125% Nts., 7/31/14(4)                                          10,810,000             11,512,650
8.146% Sr. Sec. Nts., 4/11/18(4)                                 18,820,000             19,925,675
8.625% Sr. Sec. Nts., 4/28/34(4)                                 11,855,000             13,010,863
9.25% Sr. Unsec. Unsub. Nts., 4/23/19(4)                          5,380,000              6,025,600
Kuznetski Capital SA/Bank of Moscow, 7.375% Nts.,
11/26/10(4)                                                       5,380,000              5,608,650
RSHB Capital SA/OJSC Russian Agricultural Bank, 7.75%
Nts., 5/29/18(4)                                                  8,040,000              8,827,920
Steel Capital SA for OAO Severstal, 9.75% Sec. Nts.,
7/29/13(4)                                                       21,490,000             21,758,625
TransCapitalInvest Ltd. for OJSC AK Transneft:
5.67% Sec. Bonds, 3/5/14(4)                                       9,780,000              9,862,719
8.70% Sec. Nts., 8/7/18(4)                                        5,340,000              6,128,659
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18(4)               29,540,000             31,681,650
VTB Capital SA:
6.25% Sr. Nts., 6/30/35(4)                                        2,710,000              2,540,625
6.315% Sub. Unsec. Nts., 2/4/15                                  58,720,000             58,528,397
6.875% Sr. Sec. Nts., 5/29/18(4)                                 10,790,000             10,790,000
                                                                                  ----------------
Total Loan Participations (Cost $283,960,372)                                          284,896,658
                                                                                  ----------------
CORPORATE BONDS AND NOTES--11.9%
CONSUMER STAPLES--0.1%
BEVERAGES--0.1%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec.
Unsub. Nts., 7/24/17(3, 4)                                       24,030,000 BRR         13,526,364
FOOD PRODUCTS--0.0%
MHP SA, 10.25% Sr. Sec. Sub. Bonds, 11/30/11(4)                   5,370,000              4,940,400
ENERGY--1.5%
OIL, GAS & CONSUMABLE FUELS--1.5%
Bumi Capital Pte. Ltd., 12% Sr. Sec. Nts., 11/10/16(4)            9,700,000              9,772,750
Kazmunaigaz Finance Sub BV:
9.125% Nts., 7/2/18(4)                                           23,060,000             25,711,900
11.75% Sr. Unsec. Nts., 1/23/15(4)                               46,800,000             56,628,000
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14                  5,000,000              4,249,950
Pemex Project Funding Master Trust, 6.625% Sr. Unsec.
Unsub. Nts., 6/15/38(4)                                          19,980,000             18,691,949


                     6 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                Principal
                                                                  Amount               Value
                                                           --------------------   ----------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Petrobras International Finance Co., 7.875% Sr. Unsec.
Nts., 3/15/19                                              $     10,450,000       $     12,099,127
Petroleos Mexicanos, 8% Unsec. Unsub. Nts., 5/3/19                8,530,000              9,916,125
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr.
Unsec. Nts., 8/14/19(4)                                          12,630,000             14,192,963
Petroleum Export Ltd. Cayman SPV, 5.265% Sr. Nts., Cl.
A3, 6/15/11(4)                                                    5,857,645              5,711,584
PT Adaro Indonesia, 7.625% Nts., 10/22/19(4)                     10,600,000             10,533,750
Tengizchevroil LLP, 6.124% Nts., 11/15/14(4)                      4,172,946              4,193,810
TGI International Ltd., 9.50% Nts., 10/3/17(4)                    9,170,000              9,949,450
                                                                                  ----------------
                                                                                       181,651,358
FINANCIALS--7.7%
CAPITAL MARKETS--0.0%
Banco de Credito del Peru, 9.75% Jr. Sub. Nts.,
11/6/69(6)                                                        5,300,000              5,604,750
                                                                                  ----------------
COMMERCIAL BANKS--4.6%
Banco BMG SA, 9.15% Nts., 1/15/16(4)                              9,770,000             10,111,950
Banco de Credito del Peru, 6.95% Sub. Nts.,
11/7/21(3, 4)                                                     5,410,000              5,274,750
Banco do Brasil SA, 8.50% Jr. Sub. Perpetual Bonds(4, 9)         14,850,000             15,889,500
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16                                   127,693,000 EUR        184,029,708
4.50% Sr. Sec. Nts., 7/13/21                                     87,427,000 EUR        119,359,280
Corparacion Adina de Fomento, 8.125% Nts., 6/4/19                 6,530,000              7,570,869
Depfa ACS Bank, 4.375% Sr. Sec. Nts., 1/15/15                    88,450,000 EUR        127,271,913
HSBK Europe BV:
7.25% Unsec. Unsub. Nts., 5/3/17(4)                               3,275,000              3,013,000
9.25% Sr. Nts., 10/16/13(4)                                      49,790,000             51,283,700
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15(4)                                21,660,000             21,582,371
6.375% Bonds, 4/30/22(3, 4)                                      20,975,000             18,882,723
Inter-American Development Bank, 8.729% Nts., 1/25/12(3)      6,036,428,789 COP          2,778,349
Ongko International Finance Co. BV, 10.50% Sec. Nts.,
3/29/10(6, 10, 11)                                                  550,000                     --
Salisbury International Investments Ltd., 4.434% Sec.
Nts., Series 2006-003, Tranche E, 7/20/11(3, 6)                   2,400,000              1,970,160
                                                                                  ----------------
                                                                                       569,018,273
CONSUMER FINANCE--0.0%
JSC Astana Finance, 9.16% Nts., 3/14/12(6, 10)                   14,000,000              2,380,000
                                                                                  ----------------
DIVERSIFIED FINANCIAL SERVICES--0.6%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts.,
1/15/26(4)                                                       18,487,974             13,865,981
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17                  26,307,000 EUR         36,796,689
Banco Invex SA, 27.981% Mtg.-Backed Certificates, Series
062U, 3/13/34(3, 12)                                             27,603,725 MXN          7,131,982
Cloverie plc, 4.503% Sec. Nts., Series 2005-93,
12/20/10(3, 6)                                                    3,600,000              3,344,400
Export-Import Bank of Korea (The), 5.875% Sr. Unsec.
Nts., 1/14/15                                                    10,100,000             10,862,055
International Bank for Reconstruction & Development
(The), 15% Nts., 1/7/10                                           3,000,000 TRY          2,014,670


                     7 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                Principal
                                                                  Amount               Value
                                                           --------------------   ----------------
DIVERSIFIED FINANCIAL SERVICES CONTINUED
JPMorgan Hipotecaria su Casita:
6.47% Sec. Nts., 8/26/35(6)                                      34,101,099 MXN   $      2,295,949
25.825% Mtg.-Backed Certificates, Series 06U, 9/25/35(3)         14,181,060 MXN          2,644,233
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A,
6/15/97(4, 13)                                                    5,310,000              2,517,460
                                                                                  ----------------
                                                                                        81,473,419
THRIFTS & MORTGAGE FINANCE--2.5%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16(4)           4,775,000              4,154,250
WM Covered Bond Program:
3.875% Sec. Nts., Series 1, 9/27/11                              27,123,000 EUR         39,914,556
4% Sec. Mtg. Nts., Series 2, 9/27/16                            168,290,000 EUR        237,193,195
4.375% Sec. Nts., 5/19/14                                        18,325,000 EUR         26,913,190
                                                                                  ----------------
                                                                                       308,175,191
INDUSTRIALS--0.3%
CONSTRUCTION & ENGINEERING--0.2%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24(4)             16,018,407             16,899,419
Odebrecht Finance Ltd.:
7% Sr. Unsec. Nts., 4/21/20(4)                                    5,290,000              5,375,963
9.625% Sr. Unsec. Nts., 4/9/14(4)                                 5,350,000              6,192,625
                                                                                  ----------------
                                                                                        28,468,007
ROAD & RAIL--0.1%
Panama Canal Railway Co., 7% Sr. Sec. Nts., 11/1/26(4)           10,025,600              7,970,352
                                                                                  ----------------
MATERIALS--0.8%
CHEMICALS--0.1%
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts., 6/5/18(4)           15,030,000             15,368,175
                                                                                  ----------------
CONSTRUCTION MATERIALS--0.1%
C10 Capital SPV Ltd., 6.722% Unsec. Perpetual
Debs.(4, 9)                                                       4,000,000              2,826,724
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16(4)              8,150,000              8,577,875
                                                                                  ----------------
                                                                                        11,404,599
METALS & MINING--0.5%
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19(4)          6,450,000              6,482,250
Vedanta Resources plc, 9.50% Sr. Unsec. Nts., 7/18/18(4)         47,460,000             48,409,200
Voto-Votorantim Overseas Trading Operations, 6.625% Sr.
Unsec. Nts., 9/25/19(4)                                           7,850,000              7,908,875
                                                                                  ----------------
                                                                                        62,800,325
PAPER & FOREST PRODUCTS--0.1%
Celulosa Arauco y Constitucion SA, 7.25% Sr. Unsec.
Unsub. Nts., 7/29/19                                              6,070,000              6,618,995
                                                                                  ----------------
TELECOMMUNICATION SERVICES--0.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19(4)                   5,225,000              5,381,750
Telefonica del Peru SA, 8% Sr. Unsec. Bonds, 4/11/16(4)          26,033,700 PEN          9,371,772
Telmar Norte Leste SA, 9.50% Sr. Unsec. Nts., 4/23/19(4)          8,525,000             10,230,000
                                                                                  ----------------
                                                                                        24,983,522
WIRELESS TELECOMMUNICATION SERVICES--0.1%
America Movil SAB de CV, 8.46% Sr. Unsec. Unsub. Bonds,
12/18/36                                                        140,800,000 MXN          8,811,516


                     8 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                Principal
                                                                  Amount               Value
                                                           --------------------   ----------------
UTILITIES--1.2%
ELECTRIC UTILITIES--0.8%
Centrais Eletricas Brasileiras SA, 6.857% Sr. Unsec.
Unsub. Nts., 7/30/19(4)                                    $      7,600,000       $      8,274,500
Eletropaulo Metropolitana SA, 19.125% Nts., 6/28/10(6)           13,295,000 BRR          7,941,872
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec.
Nts., 7/29/19(4)                                                  8,960,000              9,900,800
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19(4)               31,120,000             33,759,256
Majapahit Holding BV:
7.25% Nts., 10/17/11(4)                                           6,870,000              7,213,500
7.75% Nts., 10/17/16(4)                                          15,500,000             16,488,900
8% Sr. Unsec. Nts., 8/7/19(4)                                     3,200,000              3,392,000
National Power Corp., 5.875% Unsec. Unsub. Bonds,
12/19/16                                                        665,100,000 PHP         13,020,019
                                                                                  ----------------
                                                                                        99,990,847
ENERGY TRADERS--0.4%
Electric Power Development Co. Ltd., 1.80% Gtd. Unsec.
Nts., 6/28/10                                                 3,181,000,000 JPY         34,403,026
Power Sector Assets & Liabilities Management Corp.:
7.25% Gtd. Sr. Unsec. Nts., 5/27/19(4)                            7,500,000              8,081,250
7.39% Gtd. Sr. Unsec. Nts., 12/2/24(4)                            8,120,000              8,404,200
                                                                                  ----------------
                                                                                        50,888,476
                                                                                  ----------------
Total Corporate Bonds and Notes (Cost $1,457,747,888)                                1,484,074,569

                                                                Shares
                                                           ----------------
COMMON STOCKS--0.0%
MHP SA, GDR(4, 11) (Cost $11,892)                                   169,861              1,681,624

                                                               Principal
                                                                Amount
                                                           ----------------
STRUCTURED SECURITIES--5.4%
Citigroup Funding, Inc.:
Ghana (Republic of) Credit Linked Nts., 12.08%,
6/9/10(6)                                                         3,820,000 GHS          2,597,360
Ghana (Republic of) Credit Linked Nts., 12.08%,
6/9/10(6)                                                         3,820,000 GHS          2,597,360
Ghana (Republic of) Credit Linked Nts., 12.08%,
6/9/10(6)                                                         3,820,000 GHS          2,597,360
Indonesia (Republic of) Credit Linked Nts., 11.50%,
9/18/19                                                     100,050,000,000 IDR         11,621,667
Indonesia (Republic of) Credit Linked Nts., 11.50%,
9/18/19                                                      51,890,000,000 IDR          6,027,469
Indonesia (Republic of) Credit Linked Nts., 11.50%,
9/18/19                                                     100,100,000,000 IDR         11,627,475
Indonesia (Republic of) Credit Linked Nts., 9.50%,
6/17/15                                                     105,850,000,000 IDR         11,461,319
Indonesia (Republic of) Credit Linked Nts., 9.50%,
6/17/15                                                      50,050,000,000 IDR          5,419,358
Indonesia (Republic of) Credit Linked Nts., 9.50%,
6/17/15                                                      50,670,000,000 IDR          5,486,490
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Bonds, 11.25%,
10/25/18(6)                                                  11,920,000,000 COP          6,702,148
Colombia (Republic of) Credit Linked Nts., 11%, 5/19/11      21,780,000,000 COP         11,552,219
Colombia (Republic of) Credit Linked Nts., 13.041%,
2/26/15(6, 12)                                               10,435,000,000 COP         10,609,281
Colombia (Republic of) Credit Linked Nts., Series 01,
13.041%, 2/26/15(6, 12)                                       3,833,000,000 COP          3,897,017
Colombia (Republic of) Credit Linked Nts., Series 02,
13.041% 12/26/15(6, 12)                                       4,568,000,000 COP          4,644,293


                     9 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                Principal
                                                                  Amount               Value
                                                           --------------------   ----------------
Colombia (Republic of) Credit Linked Nts., Series II,
15%, 4/27/12(6)                                               6,942,469,928 COP   $      4,072,916
Colombia (Republic of) Unsec. Credit Linked Nts., 15%,
4/27/12(6)                                                   11,705,100,000 COP          6,866,992
Colombia (Republic of) Unsec. Credit Linked Nts., 15%,
4/27/12(6)                                                   12,430,000,000 COP          7,292,267
Colombia (Republic of) Unsec. Credit Linked Nts., 15%,
4/27/12(6)                                                   31,110,000,000 COP         18,251,201
Dominican Republic Unsec. Credit Linked Nts., 15%,
3/12/12(6)                                                      289,700,000 DOP          7,978,570
Ghana (Republic of) Credit Linked Nts., 13.50%,
4/2/10(6)                                                        15,350,000 GHS         10,591,420
Ukraine Hryvnia Unsec. Credit Linked Nts., 11.94%,
1/11/10(6)                                                       13,799,000 UAH          1,776,092
Credit Suisse First Boston International:
Boryspil Airport Total Return Linked Nts., 10%,
4/19/10(3)                                                       49,215,000 UAH          5,845,894
Moitk Total Return Linked Nts., 3/26/11(6, 10)                  220,242,600 RUR                732
Oreniz Total Return Linked Nts., 9.24%, 2/21/12(3, 6)            64,940,000 RUR          1,866,883
Ukraine (Republic of) Credit Linked Nts., Series EMG 13,
11.94%, 1/11/10                                                  30,400,000 UAH          3,907,064
Vietnam Shipping Industry Group Total Return Linked
Nts., 10.50%, 1/19/17(6)                                     85,958,000,000 VND          2,286,117
Credit Suisse First Boston, Inc. (Nassau Branch):
Russian Oreniz Total Return Linked Nts., Series 009,
9.24%, 2/21/12(3, 6)                                             75,000,000 RUR          2,156,086
Russian Specialized Construction & Installation
Administration Credit Linked Nts., 5/20/10(6, 10, 11)            64,600,000 RUR             21,469
Ukraine (Republic of) Credit Linked Nts., Series EMG 11,
11.94%, 1/11/10                                                   9,163,000 UAH          1,177,646
Ukraine (Republic of) Credit Linked Nts., Series NPC 12,
11.94%, 1/11/10(6)                                               65,490,000 UAH          8,416,896
Credit Suisse Group AG, Russian Moscoblgaz Finance Total
Return Linked Nts., 9.25%, 6/24/12                               64,500,000 RUR          1,757,771
Credit Suisse International:
OAO Gazprom Total Return Linked Nts., 13.12%, 6/26/12(3)        144,200,000 RUR          5,252,481
OAO Gazprom Total Return Linked Nts., 13.12%, 6/26/12(3)        106,500,000 RUR          3,879,259
OAO Gazprom Total Return Linked Nts., 13.12%, 6/26/12(3)        155,430,000 RUR          5,661,533
Deutsche Bank AG:
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de
Mexico SA de CV Credit Linked Nts., 9.09%, 1/5/11                38,473,924 MXN          2,748,936
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de
Mexico SA de CV Credit Linked Nts., 9.65%, 1/5/11                25,483,636 MXN          1,820,788
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.242%,
4/30/25(5, 6)                                                     6,924,565              3,937,968
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.269%,
4/30/25(5, 6)                                                     5,531,917              3,145,976
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.346%,
4/30/25(5, 6)                                                     5,199,767              2,957,083
Coriolanus Ltd. Sec. Credit Linked Nts., 10.62%,
9/10/10(6)                                                       16,500,000              6,237,000
Coriolanus Ltd. Sec. Credit Linked Nts., 3.191%,
4/30/25(5, 6, 14)                                                 6,067,005              3,450,278
Coriolanus Ltd. Sec. Credit Linked Nts., Series 113, 9%,
4/26/11(3, 6)                                                     8,755,000              9,333,443
European Investment Bank, Russian Federation Credit
Linked Nts., 5.502%, 1/19/10(5, 6)                                8,475,000              8,455,931
Indonesia (Republic of) Credit Linked Nts., 12.80%,
6/22/21                                                      38,920,000,000 IDR          4,888,219
Indonesia (Republic of) Credit Linked Nts., 9.50%,
6/22/15                                                          10,300,162             10,228,854


                    10 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                 Principal
                                                                   Amount              Value
                                                           --------------------   ----------------
Indonesia (Republic of) Credit Linked Nts., Series 02,
12.80%, 6/22/21                                             140,400,000,000 IDR   $     17,356,668
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12(3)        160,790,000 RUR          5,857,038
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12(3)        133,110,000 RUR          4,848,749
Opic Reforma I Credit Linked Nts., Cl. 1A, 6.958%,
9/24/14(3,6)                                                     27,100,000 MXN          2,071,549
Opic Reforma I Credit Linked Nts., Cl. 1B, 6.958%,
9/24/14(3,6)                                                      5,420,000 MXN            414,310
Opic Reforma I Credit Linked Nts., Cl. 1C, 6.958%,
9/24/14(3,6)                                                      9,033,333 MXN            690,516
Opic Reforma I Credit Linked Nts., Cl. 1D, 6.958%,
9/24/14(3,6)                                                      4,516,667 MXN            345,258
Opic Reforma I Credit Linked Nts., Cl. 1E, 6.958%,
9/24/14(3,6)                                                      6,323,333 MXN            483,361
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.42%,
5/22/15(3,6)                                                      2,585,931 MXN            197,671
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.42%,
5/22/15(3,6)                                                      4,524,148 MXN            345,830
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.42%,
5/22/15(3,6)                                                     68,213,181 MXN          5,214,278
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.42%,
5/22/15(3,6)                                                      4,971,283 MXN            380,009
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.42%,
5/22/15(3,6)                                                      3,611,731 MXN            276,084
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.42%,
5/22/15(3,6)                                                      2,306,631 MXN            176,321
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.42%,
5/22/15(3,6)                                                        424,788 MXN             32,471
Ukraine (Republic of) 5 yr. Credit Linked Nts., 4.05%,
8/27/10                                                           2,505,000              1,779,327
Ukraine (Republic of) 5.5 yr. Credit Linked Nts., 4.05%,
3/1/11                                                            2,505,000              1,614,548
Ukraine (Republic of) 6 yr. Credit Linked Nts., 4.05%,
8/29/11                                                           2,505,000              1,406,708
Ukraine (Republic of) 6.5 yr. Credit Linked Nts., 4.05%,
2/29/12                                                           2,505,000              1,260,140
Ukraine (Republic of) 7 yr. Credit Linked Nts., 4.05%,
8/30/12                                                           2,505,000              1,163,773
United Mexican States Credit Linked Nts., 9.52%, 1/5/11          25,397,976 MXN          1,814,668
Dresdner Bank AG, Lukoil Credit Linked Nts., Series 3,
7.04%, 12/12/11(3, 4)                                           213,030,000 RUR          6,694,144
Eirles Two Ltd. Sec. Nts., Series 335, 2.241%,
4/30/12(3, 6)                                                    11,200,000              8,976,800
Goldman Sachs & Co., Turkey (Republic of) Credit Linked
Nts., 14.802%, 3/29/17(4, 5)                                    129,050,000 TRY         33,010,451
Goldman Sachs Capital Markets LP, Colombia (Republic of)
Credit Linked Nts., 10.476%, 2/8/37(5, 6)                   376,977,600,000 COP          9,168,979
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.494%, 12/20/17(3, 6)                           42,470,000             34,188,350
Series 2008-01, 9.888%, 8/2/10(5, 6, 10, 11)                     63,164,246 BRR          3,628,044
Series 2008-2A, 6.707%, 9/17/13(3, 6)                            23,756,250             23,981,934
ING Bank NV, Ukraine (Republic of) Credit Linked Nts.,
Series 725, 11.89%, 1/11/10(6)                                   64,285,000 UAH          8,245,599
JPMorgan Chase Bank NA:
Brazil (Federal Republic of) Credit Linked Nts.,
11.009%, 5/16/45(6)                                              11,130,000 BRR         11,310,279
Colombia (Republic of) Credit Linked Bonds, 10.19%,
1/5/16(5,6)                                                  69,010,000,000 COP         19,723,884
Colombia (Republic of) Credit Linked Bonds, 10.218%,
10/31/16(5, 6)                                               90,697,000,000 COP         23,902,369
Colombia (Republic of) Credit Linked Bonds, Series A,
10.218%, 10/31/16(5, 6)                                      90,312,000,000 COP         23,800,906
Indonesia (Republic of) Credit Linked Nts., 11.50%,
9/18/19                                                      22,790,000,000 IDR          2,619,819
Indonesia (Republic of) Credit Linked Nts., 11.50%,
9/18/19                                                      49,990,000,000 IDR          5,746,589
Indonesia (Republic of) Credit Linked Nts., 11.50%,
9/18/19                                                      80,430,000,000 IDR          9,245,812
Peru (Republic of) Credit Linked Nts., 8.115%,
9/2/15(4, 5)                                                     40,860,000 PEN          9,399,851
Swaziland (Kingdom of) Credit Linked Nts., 7.25%,
6/20/10(6)                                                        3,850,000              3,937,010


                    11 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                 Principal
                                                                   Amount                Value
                                                           --------------------   ----------------
JPMorgan Chase Bank NA London Branch, Indonesia
(Republic of) Credit Linked Nts., 12.80%, 6/17/21           120,620,000,000 IDR   $     14,898,040
Merrill Lynch, Colombia (Republic of) Credit Linked
Nts., 10%, 11/17/16(6)                                       13,289,000,000 COP          5,706,968
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17(4)         26,120,000 PEN          7,173,796
Russian Federation Total Return Linked Bonds, Series
007, Cl. VR, 5%, 8/22/34                                        403,550,336 RUR          6,478,961
Morgan Stanley & Co. International Ltd./Red Arrow
International Leasing plc Total Return Linked Nts.,
Series A, 8.375%, 7/9/12                                        109,807,616 RUR          3,610,775
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Linked Nts.,
12.551%, 1/5/22(4, 5)                                           173,500,000 BRR          9,358,935
Ukraine (Republic of) Credit Linked Nts., 2.396%,
10/15/17(3, 6)                                                   17,600,000              8,448,000
Ukraine (Republic of) Credit Linked Nts., Series 2,
3.266%, 10/15/17(3, 6)                                           12,250,000              5,880,000
United Mexican States Credit Linked Nts., 5.64%,
11/20/15(6)                                                      11,760,000              9,643,200
VimpelCom Total Return Linked Nts., 9.05%, 7/26/13(3)           692,500,000 RUR         23,025,106
WTI Trading Ltd. Total Return Linked Nts., Series A,
15%, 3/8/12                                                      15,432,670             14,349,297
WTI Trading Ltd. Total Return Linked Nts., Series C,
15%, 3/8/12                                                      20,630,015             19,185,914
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%,
12/28/11(6)                                                       7,369,232 GHS          4,632,309
                                                                                  ----------------
Total Structured Securities (Cost $783,314,925)                                        670,805,979


                                        Expiration      Strike
                                           Date         Price        Contracts
                                        ----------   -----------   ------------
OPTIONS PURCHASED--0.0%
Euro (EUR) Call(11)                       1/15/10      1.488 EUR   400,000,000             177,610
Euro (EUR) Call(11)                       1/15/10     1.4879 EUR   400,000,000             157,690
Mexican Nuevo Peso (MXN)
Call(11)                                  3/18/10    $ 12.50       333,400,000             204,041
                                                                                  ----------------
Total Options Purchased
   (Cost $30,223,777)                                                                      539,341

                                                                      Shares
                                                                   ------------
INVESTMENT COMPANIES--0.9%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency
Shares, 0.00%(15, 16)                                                   309,586            309,586
Oppenheimer Institutional Money Market Fund, Cl. E,
0.21%(15, 17)                                                       108,646,172        108,646,172
                                                                                  ----------------
Total Investment Companies (Cost $108,955,758)                                         108,955,758


                    12 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                                                        Value
                                                                                  ----------------
TOTAL INVESTMENTS, AT VALUE (COST $12,069,211,548)                         97.7%  $ 12,209,358,689
OTHER ASSETS NET OF LIABILITIES                                             2.3        290,014,149
                                                                   ------------   ----------------
Net Assets                                                                100.0%  $ 12,499,372,838
                                                                   ============   ================

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD   Australian Dollar
BRR   Brazilian Real
CAD   Canadian Dollar
COP   Colombian Peso
DKK   Danish Krone
DOP   Dominican Republic Peso
EGP   Egyptian Pounds
EUR   Euro
GBP   British Pound Sterling
GHS   Ghana Cedi
HUF   Hungarian Forint
IDR   Indonesia Rupiah
ILS   Israeli Shekel
JPY   Japanese Yen
MXN   Mexican Nuevo Peso
NOK   Norwegian Krone
PEN   Peruvian New Sol
PHP   Philippines Peso
PLZ   Polish Zloty
RUR   Russian Ruble
SEK   Swedish Krona
TRY   New Turkish Lira
UAH   Ukraine Hryvnia
VND   Vietnam Dong
ZAR   South African Rand

(1.) All or a portion of the security position is held in collateral accounts to cover the Fund's obligations under certain derivative contracts. The aggregate market value of such securities is $4,509,973. See accompanying Notes.

(2.) All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $57,499,655. See accompanying Notes.

(3.) Represents the current interest rate for a variable or increasing rate security.

(4.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,117,250,858 or 8.94% of the Fund's net assets as of December 31, 2009.

(5.) Zero coupon bond reflects effective yield on the date of purchase.


                    13 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

(6.) Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2009 was $393,087,278, which represents 3.14% of the Fund's net assets, of which $10,627,658 is considered restricted. See accompanying Notes. Information concerning restricted securities is as follows:


                                                                                  UNREALIZED
                                      ACQUISITION                                APPRECIATION
SECURITY                                  DATE          COST        VALUE       (DEPRECIATION)
-----------------------------------   -----------   -----------   -----------   --------------
Deutsche Bank AG, Opic Reforma I
Credit Linked Nts., Cl. 1A, 6.958%,
9/24/14                                12/27/07     $ 2,490,580    $2,071,549    $  (419,031)
Deutsche Bank AG, Opic Reforma I
Credit Linked Nts., Cl. 1B, 6.958%,
9/24/14                                 6/12/08         522,536       414,310       (108,226)
Deutsche Bank AG, Opic Reforma I
Credit Linked Nts., Cl. 1C, 6.958%,
9/24/14                                 8/12/08         888,889       690,516       (198,373)
Deutsche Bank AG, Opic Reforma I
Credit Linked Nts., Cl. 1D, 6.958%,
9/24/14                                  8/6/09         346,616       345,258         (1,358)
Deutsche Bank AG, Opic Reforma I
Credit Linked Nts., Cl. 1E, 6.958%,
9/24/14                                 9/10/09         472,684       483,361          10,677
Deutsche Bank AG, Opic Reforma I
Credit Linked Nts., Cl. 2A, 8.42%,
5/22/15                                 5/21/08         249,324       197,671        (51,653)
Deutsche Bank AG, Opic Reforma I
Credit Linked Nts., Cl. 2B, 8.42%,
5/22/15                                 6/12/08         436,168       345,830        (90,338)
Deutsche Bank AG, Opic Reforma I
Credit Linked Nts., Cl. 2C, 8.42%,
5/22/15                                 6/18/08       6,617,724     5,214,278     (1,403,446)
Deutsche Bank AG, Opic Reforma I
Credit Linked Nts., Cl. 2D, 8.42%,
5/22/15                                  7/8/08         481,935       380,009       (101,926)
Deutsche Bank AG, Opic Reforma I
Credit Linked Nts., Cl. 2E, 8.42%,
5/22/15                                 7/15/08         350,722       276,084        (74,638)
Deutsche Bank AG, Opic Reforma I
Credit Linked Nts., Cl. 2F, 8.42%,
5/22/15                                  8/8/08         227,066       176,321        (50,745)
Deutsche Bank AG, Opic Reforma I
Credit Linked Nts., Cl. 2G, 8.42%,
5/22/15                                 8/22/08          41,897        32,471         (9,426)
                                                    -----------   -----------    -----------
                                                    $13,126,141   $10,627,658    $(2,498,483)
                                                    ===========   ===========    ===========

(7.) A sufficient amount of liquid assets has been designated to cover outstanding written put options. See accompanying Notes.

(8.) A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See accompanying Notes.

(9.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(10.)Issue is in default. See accompanying Notes.

(11.)Non-income producing security.

(12.)Denotes an inflation-indexed security: coupon and principal are indexed to a consumer price index.

(13.)Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(14.)When-issued security or delayed delivery to be delivered and settled after December 31, 2009. See accompanying Notes.

(15.)Rate shown is the 7-day yield as of December 31, 2009.

(16.)Interest rate is less than 0.0005%.

(17.)Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                             SHARES                                         SHARES
                                         SEPTEMBER 30,       GROSS           GROSS       DECEMBER 31,
                                             2009          ADDITIONS       REDUCTIONS       2009
                                         -------------   -------------   -------------   ------------
Oppenheimer Institutional Money Market
Fund, Cl. E                               240,101,093    1,127,565,117   1,259,020,038    108,646,172

                                                                             VALUE          INCOME
                                                                         -------------   ------------
Oppenheimer Institutional Money Market Fund, Cl. E                       $108,646,172    $    112,305


                    14 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of December 31, 2009 based on valuation input level:

                                                                                LEVEL 3--
                                           LEVEL 1--           LEVEL 2--      SIGNIFICANT
                                      UNADJUSTED QUOTED   OTHER SIGNIFICANT   UNOBSERVABLE
                                           PRICES         OBSERVABLE INPUTS      INPUTS           VALUE
                                      -----------------   -----------------   ------------   ---------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
U.S. Government Obligations              $         --      $    81,597,790    $         --   $    81,597,790
Foreign Government Obligations                     --        9,575,668,972       1,137,998     9,576,806,970
Loan Participations                                --          284,896,658              --       284,896,658
Corporate Bonds and Notes                          --        1,484,074,569              --     1,484,074,569
Common Stocks                               1,681,624                   --              --         1,681,624
Structured Securities                              --          647,282,682      23,523,297       670,805,979
Options Purchased                                  --              539,341              --           539,341
Investment Companies                      108,955,758                   --              --       108,955,758
                                         ------------      ---------------    ------------   ---------------
Total Investments, at Value               110,637,382       12,074,060,012      24,661,295    12,209,358,689
OTHER FINANCIAL INSTRUMENTS:
Appreciated swaps, at value                        --           49,888,434              --        49,888,434
Futures margins                             3,840,234                   --              --         3,840,234
Foreign currency exchange contracts                --          129,417,876              --       129,417,876
                                         ------------      ---------------    ------------   ---------------
Total Assets                             $114,477,616      $12,253,366,322    $ 24,661,295   $12,392,505,233
                                         ------------      ---------------    ------------   ---------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Depreciated swaps, at value              $         --      $   (12,584,726)   $         --   $  (12,584,726)
Appreciated written options, at
value                                              --             (325,119)             --         (325,119)
Futures margins                           (6,675,586)                   --              --       (6,675,586)
Foreign currency exchange contracts                --         (109,464,329)             --     (109,464,329)
Unfunded purchase agreements                       --             (863,466)             --         (863,466)
                                         ------------      ---------------    ------------   ---------------
Total Liabilities                        $(6,675,586)      $  (123,237,640)   $         --   $ (129,913,226)
                                         ------------      ---------------    ------------   ---------------

Currency contracts, unfunded purchase agreements and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.


                    15 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF DECEMBER 31, 2009 ARE AS FOLLOWS:

                                         CONTRACT
COUNTERPARTY/CONTRACT           BUY/      AMOUNT            EXPIRATION                       UNREALIZED     UNREALIZED
DESCRIPTION                     SELL     (000'S)              DATES             VALUE       APPRECIATION   DEPRECIATION
---------------------           ----   -----------       ---------------   --------------   ------------   ------------
BANC OF AMERICA:
Australian Dollar (AUD)         Sell       486,430 AUD           2/10/10   $  435,107,688   $  2,476,910   $  3,168,073
Chinese Renminbi (Yuan) (CNY)   Sell       410,900 CNY            2/4/10       60,208,805         40,462             --
Indonesia Rupiah (IDR)           Buy   689,181,000 IDR   1/29/10-2/25/10       72,724,125        602,468             --
Japanese Yen (JPY)               Buy    46,599,000 JPY           5/10/10      500,784,355             --     14,608,597
New Zealand Dollar (NZD)         Buy       376,160 NZD           2/10/10      272,288,946      1,377,548          7,285
                                                                                            ------------   ------------
                                                                                               4,497,388     17,783,955
                                                                                            ------------   ------------
BANK PARIBAS ASIA - FGN:
Norwegian Krone (NOK)            Buy     1,291,000 NOK           2/10/10      222,569,940             --      7,820,547
Norwegian Krone (NOK)           Sell       871,000 NOK           2/10/10      150,161,439      1,643,104         48,393
Polish Zloty (PLZ)               Buy       742,035 PLZ    1/7/10-2/10/10      258,743,354      2,544,996      2,496,000
Polish Zloty (PLZ)              Sell       393,820 PLZ           5/10/10      136,317,541        137,407             --
                                                                                            ------------   ------------
                                                                                               4,325,507     10,364,940
                                                                                            ------------   ------------
BARCLAY'S CAPITAL:
Euro (EUR)                       Buy       200,000 EUR            3/2/10      286,684,371             --     13,315,629
Euro (EUR)                      Sell       229,660 EUR   1/21/10-2/18/10      329,215,929      4,001,914      3,438,450
Hungarian Forint (HUF)           Buy     2,876,000 HUF            2/8/10       15,211,785             --        703,217
Japanese Yen (JPY)              Sell     7,935,500 JPY     2/2/10-4/5/10       85,228,440      4,969,609             --
Mexican Nuevo Peso (MXN)         Buy       173,200 MXN           1/29/10       13,193,993             --         29,400
Philippines Peso (PHP)           Buy     2,989,000 PHP            2/2/10       64,397,494      1,160,585             --
                                                                                            ------------   ------------
                                                                                              10,132,108     17,486,696
                                                                                            ------------   ------------
CITIGROUP:
Colombian Peso (COP)            Sell    46,014,000 COP           1/29/10       22,473,238        322,898             --
Euro (EUR)                      Sell       205,370 EUR           2/10/10      294,393,100      7,644,340             --
New Taiwan Dollar (TWD)         Sell     1,958,000 TWD            2/4/10       62,016,153             --        728,102
Peruvian New Sol (PEN)          Sell        68,770 PEN   1/19/10-1/21/10       23,796,047         92,274             --
Singapore Dollar (SGD)           Buy        32,960 SGD           5/10/10       23,434,059             --        185,456
Swedish Krona (SEK)              Buy       221,100 SEK           2/10/10       30,910,060             --      1,284,241
Swedish Krona (SEK)             Sell        73,700 SEK           2/10/10       10,303,353         47,552             --
                                                                                            ------------   ------------
                                                                                               8,107,064      2,197,799
                                                                                            ------------   ------------
CREDIT SUISSE:
British Pound Sterling (GBP)     Buy        69,840 GBP           2/10/10      112,777,888             --      4,012,401
Euro (EUR)                      Sell        80,500 EUR    2/4/10-3/18/10      115,392,339      2,702,825          2,614
New Turkish Lira (TRY)          Sell        80,220 TRY   1/13/10-2/16/10      53,474,564              --        284,135
Russian Ruble (RUR)              Buy       700,555 RUR           10/7/10       22,151,172         71,567        257,945
South African Rand (ZAR)         Buy       811,005 ZAR           1/20/10      109,465,924      1,508,153             --
Swedish Krona (SEK)              Buy       350,600 SEK           2/10/10       49,014,325        260,292             --
Swedish Krona (SEK)             Sell     1,656,070 SEK           2/10/10      231,520,686      5,357,105        112,512
                                                                                            ------------   ------------
                                                                                               9,899,942      4,669,607
                                                                                            ------------   ------------
DEUTSCHE BANK CAPITAL CORP.:
Australian Dollar (AUD)         Sell         3,334 AUD           1/21/10        2,988,222             --         40,499
British Pound Sterling (GBP)    Sell         7,295 GBP           1/21/10       11,781,388             --         24,036
Euro (EUR)                      Sell       349,660 EUR           5/10/10      501,096,337     13,882,056        561,912
Indian Rupee (INR)               Buy     2,399,000 INR           2/22/10       51,349,417             --         37,538


                    16 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

Japanese Yen (JPY)               Buy     2,356,000 JPY           5/10/10       25,319,169             --        979,583
Japanese Yen (JPY)              Sell    66,297,000 JPY   1/21/10-2/10/10      711,984,876     36,668,349             --
Norwegian Krone (NOK)            Buy       769,800 NOK           2/10/10      132,714,438             --        173,289
Norwegian Krone (NOK)           Sell     1,320,720 NOK           2/10/10      227,693,704      4,009,565         34,120
Russian Ruble (RUR)              Buy       575,700 RUR           10/7/10       18,203,324             --        768,500
Swiss Franc (CHF)                Buy        43,260 CHF           2/10/10       41,829,676            971             --
Swiss Franc (CHF)               Sell       555,048 CHF   1/21/10-2/10/10      536,695,860             --         52,028
                                                                                            ------------   ------------
                                                                                              54,560,941      2,671,505
                                                                                            ------------   ------------
GOLDMAN, SACHS & CO.:
Brazilian Real (BRR)             Buy       199,660 BRR            2/2/10      113,858,472      3,033,289             --
Mexican Nuevo Peso (MXN)         Buy     3,296,120 MXN   1/19/10-1/29/10      251,383,908             --      4,946,039
South African Rand (ZAR)         Buy       784,510 ZAR           2/17/10      105,338,608      1,640,832             --
South Korean Won (KRW)           Buy    47,406,000 KRW           1/19/10       40,685,868             --         79,460
                                                                                            ------------   ------------
                                                                                               4,674,121      5,025,499
                                                                                            ------------   ------------
HONG KONG & SHANGHAI BANK
CORP.:
Israeli Shekel (ILS)             Buy       115,750 ILS           1/29/10       30,559,953         47,831          7,117
Mexican Nuevo Peso (MXN)        Sell       207,985 MXN           1/29/10       15,843,837        177,809             --
New Turkish Lira (TRY)           Buy        90,425 TRY            2/8/10       60,186,711         47,711             --
Polish Zloty (PLZ)               Buy       124,770 PLZ            1/7/10       43,553,750             --      1,789,501
                                                                                            ------------   ------------
                                                                                                 273,351      1,796,618
                                                                                            ------------   ------------
JP MORGAN CHASE:
Chilean Peso (CLP)              Sell    31,832,000 CLP            2/8/10       62,823,444        713,482             --
Euro (EUR)                      Sell        72,700 EUR   1/13/10-3/19/10      104,211,908             --      1,578,190
Indian Rupee (INR)               Buy     3,518,000 INR           1/19/10       75,488,660             --        199,808
Indonesia Rupiah (IDR)           Buy   741,614,000 IDR   1/13/10-3/29/10       78,126,381        256,692         53,138
Japanese Yen (JPY)              Sell     2,441,000 JPY            4/5/10       26,223,102        249,656             --
Malaysian Ringgit (MYR)          Buy       111,360 MYR           5/10/10       32,353,113             --        221,370
Mexican Nuevo Peso (MXN)         Buy     1,123,360 MXN           1/19/10       85,677,005             --      2,169,645
Mexican Nuevo Peso (MXN)        Sell       109,830 MXN           1/29/10        8,366,606         90,638             --
Russian Ruble (RUR)              Buy       339,500 RUR           11/8/10       10,684,655             --        266,958
South Korean Won (KRW)           Buy    91,958,000 KRW           1/19/10       78,922,310             --        201,765
                                                                                            ------------   ------------
                                                                                               1,310,468      4,690,874
                                                                                            ------------   ------------
RBS GREENWICH CAPITAL:
Polish Zloty (PLZ)               Buy       456,375 PLZ            1/7/10      159,307,866      1,867,922      2,352,946
South African Rand (ZAR)         Buy       241,370 ZAR           3/18/10       32,227,477        595,187             --
Swiss Franc (CHF)                Buy       439,460 CHF   2/10/10-5/10/10      424,958,704        195,734      5,414,952
Swiss Franc (CHF)               Sell       763,600 CHF    2/2/10-2/10/10      738,349,896     12,503,231        177,260
                                                                                            ------------   ------------
                                                                                              15,162,074      7,945,158
                                                                                            ------------   ------------
SANTANDER INVESTMENTS:
Argentine Peso (ARP)             Buy       229,800 ARP            2/9/10       59,640,646        199,363             --
Colombian Peso (COP)            Sell    45,877,000 COP           1/19/10       22,406,327        775,583             --
Mexican Nuevo Peso (MXN)        Sell     1,066,610 MXN            2/8/10       81,159,519             --      1,995,975
                                                                                            ------------   ------------
                                                                                                 974,946      1,995,975
                                                                                            ------------   ------------
STANDARD NEW YORK
SECURITIES, INC.
South African Rand (ZAR)         Buy       479,300 ZAR            2/8/10       64,462,474         85,426             --

STATE STREET:
British Pound Sterling (GBP)     Buy        82,360 GBP           2/10/10      132,995,230        172,841        226,262


                    17 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

British Pound Sterling (GBP)    Sell       120,940 GBP           2/10/10      195,294,356      5,170,246             --
Canadian Dollar (CAD)            Buy       473,900 CAD           2/10/10      453,130,897      6,400,526          1,874
Canadian Dollar (CAD)           Sell       343,780 CAD   1/21/10-2/10/10      328,713,593          1,474      6,138,429
Euro (EUR)                       Buy        53,820 EUR           2/10/10       77,149,713             --      3,661,727
Euro (EUR)                      Sell       141,300 EUR   1/13/10-2/19/10      202,554,607      2,096,562        753,008
                                                                                            ------------   ------------
                                                                                              13,841,649     10,781,300
                                                                                            ------------   ------------
WESTPAC:
Australian Dollar (AUD)          Buy     1,384,020 AUD           2/10/10    1,237,994,659        284,561     22,054,403
New Zealand Dollar (NZD)         Buy       170,770 NZD           2/10/10      123,614,375      1,288,330             --
                                                                                            ------------   ------------
                                                                                               1,572,891     22,054,403
                                                                                            ------------   ------------
Total unrealized appreciation and depreciation                                              $129,417,876   $109,464,329
                                                                                            ============   ============

FUTURES CONTRACTS AS OF DECEMBER 31, 2009 ARE AS FOLLOWS:

                                                                                             UNREALIZED
                                                 NUMBER OF   EXPIRATION                     APPRECIATION
CONTRACT DESCRIPTION                  BUY/SELL   CONTRACTS      DATE           VALUE       (DEPRECIATION)
--------------------                  --------   ---------   ----------   --------------   --------------
CAC40 10 Euro Index                     Sell         957       1/15/10    $   54,073,649   $  (1,018,430)
DAX Index                               Sell         255       3/19/10        54,463,083        (700,815)
Euro-BOBL                               Sell       7,311        3/8/10     1,212,194,131      11,876,332
Euro-Bundesobligation                    Buy       1,026        3/8/10       178,248,692      (2,799,311)
Japan (Government of) Bonds, 10 yr.     Sell         316       3/11/10       473,991,518        (983,410)
NIKKEI 225 Index                        Sell         604       3/11/10        68,354,110      (2,933,890)
U.S. Long Bonds                          Buy       5,505       3/22/10       635,139,375     (26,747,245)
U.S. Treasury Nts., 5 yr.                Buy       3,937       3/31/10       450,325,135      (7,747,973)
U.S. Treasury Nts., 10 yr.               Buy       6,919       3/22/10       798,820,172     (18,540,948)
U.S. Treasury Nts., 10 yr.              Sell       9,831       3/22/10     1,135,019,672      28,309,757
                                                                                           --------------
                                                                                           $ (21,285,933)
                                                                                           ==============


WRITTEN OPTIONS AS OF DECEMBER 31, 2009 ARE AS FOLLOWS:

                                   NUMBER OF    EXERCISE   EXPIRATION   PREMIUMS                 UNREALIZED
DESCRIPTION                TYPE    CONTRACTS      PRICE       DATE      RECEIVED     VALUE      APPRECIATION
-----------                ----   -----------   --------   ----------   --------   ----------   ------------
Mexican Nuevo Peso (MXN)    Put   373,400,000      $14       3/18/10    $365,132   $(325,120)      $40,012

CREDIT DEFAULT SWAP CONTRACTS AS OF DECEMBER 31, 2009 ARE AS FOLLOWS:

                                                               PAY/                    UPFRONT
                                      BUY/SELL    NOTIONAL   RECEIVE                   PAYMENT                   UNREALIZED
REFERENCE ENTITY/                      CREDIT      AMOUNT     FIXED    TERMINATION    RECEIVED/                 APPRECIATION
SWAP COUNTERPARTY                    PROTECTION    (000'S)     RATE        DATE         (PAID)      VALUE       (DEPRECIATION)
-----------------                    ----------   --------   -------   -----------   -----------   ----------   --------------
BOLIVARIAN REPUBLIC OF VENEZUELA:
Barclays Bank plc                        Sell      $ 5,060     30.50%    1/20/10     $        --   $  758,727     $  758,727
Morgan Stanley Capital Services,
Inc.                                     Sell        5,060     30.00     1/20/10              --      745,804        745,804
                                                   -------                           -----------   ----------     ----------
                                        Total       10,120                                    --    1,504,531      1,504,531
                                                   -------                           -----------   ----------     ----------
DEVELOPMENT BANK OF KAZAKHSTAN JSC
Credit Suisse International              Sell       18,510      3.75     2/20/13              --       55,437         55,437
                                                   -------                           -----------   ----------     ----------
                                        Total       18,510                                    --       55,437         55,437
                                                   -------                           -----------   ----------     ----------
HSBK EUROPE BV:
Morgan Stanley Capital Services,
Inc.                                     Sell        3,860      4.78     3/20/13              --      (90,897)       (90,897)
Morgan Stanley Capital Services,
Inc.                                     Sell        7,680      4.88     3/20/13              --     (159,588)      (159,588)
                                                   -------                           -----------   ----------     ----------
                                        Total       11,540                                    --     (250,485)      (250,485)
                                                   -------                           -----------   ----------     ----------


                    18 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

ISLAMIC REPUBLIC OF PAKISTAN
Citibank NA, New York                    Sell       3,010      5.10      3/20/13              --     (208,140)      (208,140)
                                                  -------                            -----------   ----------    -----------
                                        Total       3,010                                     --     (208,140)      (208,140)
                                                                                     -----------   ----------    -----------
ISTANBUL BOND CO. SA FOR
FINANSBANK AS
Morgan Stanley Capital Services,
   Inc.                                  Sell      17,390      1.30      3/24/13              --   (1,607,415)    (1,607,415)
                                                  -------                            -----------   ----------    -----------
                                        Total      17,390                                     --   (1,607,415)    (1,607,415)
                                                                                     -----------   ----------    -----------
REPUBLIC OF HELLENIC
Barclays Bank plc                         Buy      33,610      1.00     12/20/14      (1,687,360)   2,404,325        716,965
                                                  -------                            -----------   ----------    -----------
                                        Total      33,610                             (1,687,360)   2,404,325        716,965
                                                                                     -----------   ----------    -----------
REPUBLIC OF HUNGARY
Credit Suisse International              Sell      15,200      2.70      9/20/10              --      142,850        142,850
                                                  -------                            -----------   ----------    -----------
                                        Total      15,200                                     --      142,850        142,850
                                                                                     -----------   ----------    -----------
TROY CAPITAL SA FOR YASAR HOLDINGS
   SA
Morgan Stanley Capital Services,
   Inc.                                  Sell       4,800      8.75      6/20/10              --     (906,955)      (906,955)
                                                  -------                            -----------   ----------    -----------
                                        Total       4,800                                     --     (906,955)      (906,955)
                                                                                     -----------   ----------    -----------
UNITED MEXICAN STATES
Goldman Sachs International              Buy       10,400      1.35      9/20/14              --       (8,595)        (8,595)
                                                  -------                            -----------   ----------    -----------
                                        Total      10,400                                     --       (8,595)        (8,595)
                                                                                     -----------   ----------    -----------
Grand Total Buys                                                                      (1,687,360)   2,395,730        708,370
Grand Total Sells                                                                             --   (1,270,177)    (1,270,177)
                                                                                     -----------   ----------    -----------
Total Credit Default Swaps                                                           $(1,687,360)  $1,125,553    $  (561,807)
                                                                                     ===========   ==========    ===========

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                       TOTAL MAXIMUM
                                         POTENTIAL
                                       PAYMENTS FOR
                                      SELLING CREDIT
TYPE OF REFERENCE ASSET ON WHICH        PROTECTION        AMOUNT      REFERENCE ASSET
THE FUND SOLD PROTECTION              (UNDISCOUNTED)   RECOVERABLE*    RATING RANGE**
--------------------------------      --------------   ------------   ---------------
Investment Grade Sovereign Debt         $51,100,000         $--               BBB-
Non-Investment Grade Sovereign Debt      29,470,000          --          BB- to B-
                                        -----------         ---
Total                                   $80,570,000         $--
                                        ===========         ===

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

TOTAL RETURN SWAP CONTRACTS AS OF DECEMBER 31, 2009 ARE AS FOLLOWS:

                                      NOTIONAL
REFERENCE ENTITY/                      MOUNT                                   RECEIVED BY     TERMINATION
SWAP COUNTERPARTY                     (000'S)          PAID BY THE FUND         THE FUND           DATE         VALUE
-----------------                    ---------       --------------------   ----------------   -----------   ----------
CUSTOM BASKET OF SECURITIES:
Citibank NA, New York                6,266,832 JPY   One-Month JPY BBA      If positive,           4/14/10   $2,513,644
                                                     LIBOR plus 40 basis    the Total Return
                                                     points and if          of a custom
                                                     negative, the          basket of
                                                     absolute value of      securities
                                                     the Total Return of
                                                     a custom basket of
                                                     securities

Morgan Stanley                          34,115 EUR   One-Month EUR BBA      If positive,            3/5/10    1,878,109
                                                     LIBOR plus 25 basis    the Total Return
                                                     points and if          of a custom
                                                     negative, the          basket of
                                                     absolute value of      securities
                                                     the Total Return of
                                                     a custom basket of
                                                     securities


                    19 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

Morgan Stanley International            34,100 EUR   One-Month EUR BBA      If positive,           10/8/10      525,987
                                                     LIBOR plus 30 basis    the Total Return
                                                     points and if          of a custom
                                                     negative, the          basket of
                                                     absolute value of      securities
                                                     the Total Return of
                                                     a custom basket of
                                                     securities
                                                                                                             ----------
Reference  Entity Total                                                                                       4,917,740
                                                                                                             ----------

MSCI DAILY TR EAFE STANDARD GROSS
USD INDEX:
Citibank NA                             22,546       If positive, the       One-Month              10/7/10     (334,073)
                                                     Total Return of the    LIBOR plus 15
                                                     MSCI EAFE Gross        basis points and
                                                     Index                  if negative the
                                                                            absolute value
                                                                            of the Total
                                                                            Return of the
                                                                            MSCI Daily EAFE
                                                                            Standard Gross
                                                                            Index

Goldman Sachs Group, Inc. (The)         17,592       If positive,the        One-Month  BBA         10/7/10      272,060
                                                     Total Return of the    LIBOR minus 5
                                                     MSCI Daily Gross       basis points and
                                                     EAFE Index             if negative the
                                                                            absolute value
                                                                            of the Total
                                                                            Return of the
                                                                            MSCI Daily EAFE
                                                                            Standard Gross
                                                                            Index

Morgan Stanley                          13,523       If positive, the       One-Month  BBA         10/7/10      142,153
                                                     Total Return of the    LIBOR minus 35
                                                     MSCI Daily EAFE        basis points and
                                                     Standard Gross         if negative, the
                                                     Index                  absolute value
                                                                            of the Total
                                                                            Return of the
                                                                            MSCI Daily EAFE
                                                                            Standard Gross
                                                                            Index

UBS AG                                  17,583       If positive, the       One-Month             10/11/10      221,067
                                                     Total Return of the    LIBOR minus 10
                                                     MSCI Daily Gross       basis points and
                                                     EAFE Index             if negative, the
                                                                            absolute value
                                                                            of the Total
                                                                            Return of the
                                                                            MSCI Daily EAFE
                                                                            Standard Gross
                                                                            Index
                                                                                                             ----------
Reference Entity Total                                                                                          301,207
                                                                                                             ----------

MSCI DAILY TR NET AUSTRALIA USD
INDEX
Goldman Sachs Group, Inc. (The)         10,911       One-Month BBA          If positive,          10/11/10     (153,029)
                                                     LIBOR plus 20 basis    the Total Return
                                                     points and if          of the MSCI
                                                     negative, the          Daily Net
                                                     absolute value of      Australia Index
                                                     the Total Return of
                                                     the MSCI Daily Net
                                                     Australia Index

MSCI DAILY TR NET BRAZIL USD INDEX
Goldman Sachs Group, Inc. (The)         11,305       One-Month BBA          If positive,           10/6/10     (224,175)
                                                     LIBOR plus 25 basis    the Total Return
                                                     points and if          of the MSCI
                                                     negative, the          Daily Net
                                                     absolute value of      Brazil Index
                                                     the Total Return of
                                                     the MSCI Daily Net
                                                     Brazil Index

MSCI DAILY TR NET EMERGING
MARKETS SOUTH AFRICA USD INDEX
Deutsche Bank AG                        13,118       One-Month LIBOR        If positive,           12/6/10      157,399
                                                     plus 40 basis          the Total Return
                                                     points and if          of the MSCI
                                                     negative the           Daily Net
                                                     absolute value of      Emerging Markets
                                                     the Total Return of    South Africa
                                                     the MSCI Daily Net     Index
                                                     Emerging Markets
                                                     South Africa Index

MSCI DAILY TR NET SINGAPORE USD
INDEX
Citibank NA                             12,087       One-Month BBA          If positive,           11/3/10      217,648
                                                     LIBOR plus 10 basis    the Total Return
                                                     points and if          of the MSCI
                                                     negative, the          Daily Net
                                                     absolute value of      Singapore Index
                                                     the Total Return of
                                                     the MSCI Daily Net
                                                     Singapore Index


                    20 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

MSCI DAILY TR NET SPAIN USD INDEX
Morgan Stanley                          11,203       One-Month LIBOR        If positive,           10/6/10     (489,114)
                                                     minus 25 basis         the Total Return
                                                     points and if          of the MSCI
                                                     negative, the          Daily Net Spain
                                                     absolute value of      Index
                                                     the Total Return of
                                                     the MSCI Daily Net
                                                     Spain Index

                                                                                                             ----------
Total of Total Return Swaps                                                                                  $4,727,676
                                                                                                             ==========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

EUR                             Euro
JPY                             Japanese Yen

Abbreviations are as follows:
BBA LIBOR                       British Bankers' Association London-Interbank Offered Rate
LIBOR                           London Interbank Offered Rate
MSCI                            Morgan Stanley Capital International
MSCI EAFE                       Morgan Stanley Capital International Europe, Australia and Far East. A stock market index of foreign stocks from the perspective of a North American investor.
TR                              Total Return

INTEREST RATE SWAP CONTRACTS AS OF DECEMBER 31, 2009 ARE AS FOLLOWS:

                                   NOTIONAL
INTEREST RATE/                      AMOUNT            PAID BY       RECEIVED BY   TERMINATION
SWAP COUNTERPARTY                   (000'S)           THE FUND        THE FUND        DATE        VALUE
-------------------------------   ---------          ---------      -----------   -----------   ----------
BZDI:
Banco Santander Central Hispano
SA                                   27,880 BRR              BZDI        14.000%       1/3/12   $1,331,947
Goldman Sachs Group, Inc. (The)      46,300 BRR              BZDI        10.670        1/2/12    (489,195)
Goldman Sachs Group, Inc. (The)      99,100 BRR              BZDI        12.260        1/2/15     (25,012)
Goldman Sachs Group, Inc. (The)      45,260 BRR              BZDI        12.260        1/2/15     (11,891)
Goldman Sachs Group, Inc. (The)      27,880 BRR              BZDI        14.050        1/2/12    1,331,674
Goldman Sachs Group, Inc. (The)      38,900 BRR              BZDI        12.800        1/2/17       49,156
Goldman Sachs Group, Inc. (The)     120,000 BRR              BZDI        11.720        1/2/12    1,346,261
Goldman Sachs Group, Inc. (The)      53,700 BRR              BZDI        12.920        1/2/14      857,565
Goldman Sachs Group, Inc. (The)      26,730 BRR              BZDI        12.870        1/2/14      390,694
Goldman Sachs Group, Inc. (The)      35,650 BRR              BZDI        14.160        1/2/17      871,531
Goldman Sachs Group, Inc. (The)      32,400 BRR              BZDI        14.300        1/2/17      858,088
Goldman Sachs International           9,700 BRR              BZDI        14.100        1/2/17      219,947
JPMorgan Chase Bank NA               56,300 BRR              BZDI        13.900        1/2/17    1,022,196
Morgan Stanley                       45,950 BRR              BZDI        15.000        1/2/17    1,216,685
Morgan Stanley                       42,600 BRR              BZDI        12.810        1/2/17      174,339
Morgan Stanley                      113,800 BRR              BZDI        13.900        1/2/17    2,066,637
Morgan Stanley                       58,900 BRR              BZDI        12.050        1/2/12      661,060
                                   --------                                                     ----------
Total                               881,050 BRR                                                 11,871,682
                                   --------                                                     ----------

MXN TIIE BANXICO:
Banco Santander SA, Inc.            323,900 MXN  MXN TIIE BANXICO         8.540       9/27/13    1,196,266
Banco SA, Inc.                      338,400 MXN  MXN TIIE BANXICO         8.060        2/6/14      690,769
Citibank NA                         645,100 MXN  MXN TIIE BANXICO         8.920      11/24/11    2,239,013
Credit Suisse International         128,200 MXN  MXN TIIE BANXICO         8.560       9/27/13      514,642


                    21 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

Goldman Sachs Group, Inc. (The)      195,700 MXN  MXN TIIE BANXICO         8.540       9/27/13      722,783
Goldman Sachs Group, Inc. (The)      623,700 MXN  MXN TIIE BANXICO         9.350      11/18/11    2,465,193
Goldman Sachs Group, Inc. (The)    1,996,000 MXN  MXN TIIE BANXICO        10.000      11/11/11    3,382,153
Goldman Sachs Group, Inc. (The)      802,600 MXN  MXN TIIE BANXICO         9.270      11/21/11    3,039,904
Goldman Sachs Group, Inc. (The)      784,100 MXN  MXN TIIE BANXICO         9.080      11/22/11    2,820,890
JPMorgan Chase Bank NA             1,983,000 MXN  MXN TIIE BANXICO        10.000      11/11/11    3,360,125
JPMorgan Chase Bank NA               630,300 MXN  MXN TIIE BANXICO         8.920      11/24/11    2,187,645
                                   ---------                                                     ----------
Total                              8,451,000 MXN                                                 22,619,383
                                   ---------                                                     ----------
SIX-MONTH AUD BBR BBSW
                                                                       Six-Month
                                                                         AUD BBR
Westpac Banking Corp.                133,360 AUD             6.215%         BBSW       11/4/19      105,296
                                   ---------                                                     ----------
SIX-MONTH HUF BUBOR REUTERS:
                                                    Six-Month HUF
Barclays Bank plc                  5,136,000 HUF     BUBOR Reuters         7.820       9/19/13      816,603
                                                    Six-Month HUF
Barclays Bank plc                  3,093,000 HUF     BUBOR Reuters         7.180       10/8/18     (127,863)
                                                    Six-Month HUF
Citibank NA                        3,045,000 HUF     BUBOR Reuters         7.200       10/8/18      (63,458)
                                                    Six-Month HUF
Citibank NA                        3,037,000 HUF     BUBOR Reuters         7.180       10/3/18      (62,774)
                                                    Six-Month HUF
Goldman Sachs Group, Inc. (The)   12,995,000 HUF     BUBOR Reuters         6.500       12/7/11     (249,145)
                                                    Six-Month HUF
JPMorgan Chase Bank NA             2,855,000 HUF     BUBOR Reuters         7.880       8/12/13      357,875
                                                    Six-Month HUF
JPMorgan Chase Bank NA             3,093,000 HUF     BUBOR Reuters         7.200       10/6/18      (64,458)
                                                    Six-Month HUF
JPMorgan Chase Bank NA             2,411,000 HUF     BUBOR Reuters         7.890       9/12/13      404,496
                                                    Six-Month HUF
JPMorgan Chase Bank NA             5,319,000 HUF     BUBOR Reuters         8.480        6/6/13    2,278,714
                                                    Six-Month HUF
Morgan Stanley                    10,753,000 HUF     BUBOR Reuters         6.570       12/1/11     (211,566)
                                  ----------                                                     ----------
Total                             51,737,000 HUF                                                  3,078,424
                                  ----------                                                     ----------
SIX-MONTH JPY BBA LIBOR:
                                                                       Six-Month
                                                                         JPY BBA
Citibank NA                        3,596,000 JPY             1.391         LIBOR       10/6/19     (99,202)
                                                                       Six-Month
                                                                         JPY BBA
JPMorgan Chase Bank NA             3,645,400 JPY             1.484         LIBOR        8/7/19    (574,722)
                                                                       Six-Month
                                                                         JPY BBA
JPMorgan Chase Bank NA             3,644,000 JPY             1.563         LIBOR       11/9/19    (660,707)
                                  ----------                                                     ----------
Total                             10,885,400 JPY                                                 (1,334,631)
                                  ----------                                                     ----------
SIX-MONTH PLZ WIBOR WIBO:
                                                     Six-Month PLZ
Goldman Sachs Group, Inc. (The)       48,500 PLZ        WIBOR WIBO         5.320       10/3/18     (439,021)
                                                     Six-Month PLZ
Goldman Sachs Group, Inc. (The)       77,340 PLZ        WIBOR WIBO         5.330       10/6/18     (670,312)
                                                     Six-Month PLZ
JPMorgan Chase Bank NA                 4,500 PLZ        WIBOR WIBO         5.600       9/10/19       (9,088)
                                                     Six-Month PLZ
JPMorgan Chase Bank NA                27,300 PLZ        WIBOR WIBO         5.650       9/11/19      (18,053)
                                                     Six-Month PLZ
JPMorgan Chase Bank NA                41,000 PLZ        WIBOR WIBO         5.690       9/14/19       14,906
                                  ----------                                                     ----------
Total                                198,640 PLZ                                                 (1,121,568)
                                   ---------                                                     ----------


                    22 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

THREE-MONTH ILS TELBOR01 REUTERS
                                                    Three-Month ILS
Credit Suisse International            23,060 ILS  TELBOR01 Reuters         4.650      12/22/18     (324,085)
                                                    Three-Month ILS
Credit Suisse International            24,310 ILS  TELBOR01 Reuters         4.940      12/15/18     (217,039)
                                                    Three-Month ILS
UBS AG                                 61,662 ILS  TELBOR01 Reuters         4.780        1/7/19       63,107
                                                    Three-Month ILS
UBS AG                                 57,850 ILS  TELBOR01 Reuters         5.850        9/4/18      788,171
                                                    Three-Month ILS
UBS AG                                 62,000 ILS  TELBOR01 Reuters         5.036      12/12/18     (301,646)
                                   ----------                                                     ----------
Total                               228,882   ILS                                                      8,508
                                   ----------                                                     ----------
THREE-MONTH SEK STIBOR SIDE
                                                    Three-Month SEK
Barclays Bank plc                     884,720 SEK       STIBOR SIDE         3.470       12/2/19     (927,954)
                                                                                                  ----------
THREE-MONTH USD BBA LIBOR
                                                     PD Three-Month
Goldman Sachs Group, Inc. (The)       120,000         USD BBA LIBOR         3.600       11/3/19   (2,855,554)
                                                                                                  ----------
THREE-MONTH ZAR JIBAR SAFEX:
                                                    Three-Month ZAR
Barclays Bank plc                     305,880 ZAR       JIBAR SAFEX         7.450       9/22/11        3,855
                                                    Three-Month ZAR
Goldman Sachs Group, Inc. (The)       207,550 ZAR       JIBAR SAFEX         7.500       9/23/11        2,644
                                    ----------                                                    ----------
Total                                 513,430 ZAR                                                      6,499
                                                                                                 -----------
Total Interest Rate Swaps                                                                        $31,450,085
                                                                                                 ===========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD                             Australian Dollar
BRR                             Brazilian Real
HUF                             Hungarian Forint
ILS                             Israeli Shekel
JPY                             Japanese Yen
MXN                             Mexican Nuevo Peso
PLZ                             Polish Zloty
SEK                             Swedish Krona
ZAR                             South African Rand

Abbreviations/Definitions are as follows:

BANIXCO                         Banco de Mexico
BBA LIBOR                       British Bankers' Association London-Interbank Offered Rate
BBR BBSW                        Bank Bill Swap Reference Rate (Australian Financial Market)
BUBOR                           Budapest Interbank Offered Rate
BZDI                            Brazil Interbank Deposit Rate
JIBAR                           South Africa Johannesburg Interbank Agreed Rate
SAFEX                           South African Futures Exchange
STIBOR SIDE                     Stockholm Interbank Offered Rate
TIIE                            Interbank Equilibrium Interest Rate
TELBOR01                        Tel Aviv Interbank Offered Rate 1 Month
WIBOR WIBO                      Poland Warsaw Interbank Offer Bid Rate


                    23 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

CURRENCY SWAPS AS OF DECEMBER 31, 2009 ARE AS FOLLOWS:

                     NOTIONAL
REFERENCE ENTITY/     AMOUNT                  PAID BY          RECEIVED BY    TERMINATION
SWAP COUNTERPARTY     (000'S)                 THE FUND           THE FUND         DATE      VALUE
-----------------   ----------       ----------------------   -------------   -----------   -----
COP TRM (COP02)
Deutsche Bank AG    10,290,000 COP      6.44% of the USD      12.51% of the
                                     equivalent notional at    COP notional     3/18/19      $394
                                       inception of trade

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

COP   Colombian Peso

Abbreviations is as follows:

TRM   Tasa Representativa del Mercado

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF DECEMBER 31, 2009 IS AS FOLLOWS:

                                                                          NOTIONAL
                                              SWAP TYPE FROM               AMOUNT
SWAP COUNTERPARTY                            FUND PERSPECTIVE              (000'S)             VALUE
-----------------                       ------------------------------   ----------       --------------
Banco Santander Central Hispano SA      Interest Rate                        27,880 BRR   $    1,331,947
                                                                                          --------------
Banco Santander SA, Inc.                Interest Rate                       662,300 MXN        1,887,035
                                                                                          --------------
Barclays Bank plc:
                                        Credit Default Buy Protection        33,610            2,404,325
                                        Credit Default Sell Protection        5,060              758,727
                                        Interest Rate                     8,229,000 HUF          688,740
                                        Interest Rate                       884,720 SEK         (927,954)
                                        Interest Rate                       305,880 ZAR            3,855
                                                                                          --------------
                                                                                               2,927,693
                                                                                          --------------
Citibank NA:
                                        Interest Rate                     6,082,000 HUF         (126,232)
                                        Interest Rate                     3,596,000 JPY          (99,202)
                                        Interest Rate                       645,100 MXN        2,239,013
                                        Total Return                         34,633             (116,425)
                                                                                          --------------
                                                                                               1,897,154
                                                                                          --------------
Citibank NA, New York:
                                        Credit Default Sell Protection        3,010             (208,140)
                                        Total Return                      6,266,832 JPY        2,513,644
                                                                                          --------------
                                                                                               2,305,504
                                                                                          --------------
Credit Suisse International:
                                        Credit Default Sell Protection       33,710              198,287
                                        Interest Rate                        47,370 ILS         (541,124)
                                        Interest Rate                       128,200 MXN          514,642
                                                                                          --------------
                                                                                                 171,805
                                                                                          --------------
Deutsche Bank AG:
                                        Currency                         10,290,000 COP              394
                                        Total Return                         13,118              157,399
                                                                                          --------------
                                                                                                 157,793
                                                                                          --------------


                    24 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

Goldman Sachs Group, Inc. (The):
                                        Interest Rate                       525,920 BRR        5,178,871
                                        Interest Rate                    12,995,000 HUF         (249,145)
                                        Interest Rate                     4,402,100 MXN       12,430,923
                                        Interest Rate                       125,840 PLZ       (1,109,333)
                                        Interest Rate                       120,000           (2,855,554)
                                        Interest Rate                       207,550 ZAR            2,644
                                        Total Return                         39,808             (105,144)
                                                                                          --------------
                                                                                              13,293,262
                                                                                          --------------
Goldman Sachs International:
                                        Credit Default Buy Protection        10,400               (8,595)
                                        Interest Rate                         9,700 BRR          219,947
                                                                                          --------------
                                                                                                 211,352
                                                                                          --------------
JPMorgan Chase Bank NA:
                                        Interest Rate                        56,300 BRR        1,022,196
                                        Interest Rate                    13,678,000 HUF        2,976,627
                                        Interest Rate                     7,289,400 JPY       (1,235,429)
                                        Interest Rate                     2,613,300 MXN        5,547,770
                                        Interest Rate                        72,800 PLZ          (12,235)
                                                                                          --------------
                                                                                               8,298,929
                                                                                          --------------
Morgan Stanley:
                                        Interest Rate                       261,250 BRR        4,118,721
                                        Interest Rate                    10,753,000 HUF         (211,566)
                                        Total Return                         34,115 EUR        1,878,109
                                        Total Return                         24,726             (346,961)
                                                                                          --------------
                                                                                               5,438,303
                                                                                          --------------
Morgan Stanley Capital Services, Inc.   Credit Default Sell Protection       38,790           (2,019,051)
                                                                                          --------------
Morgan Stanley International            Total Return                         34,100 EUR          525,987
                                                                                          --------------
UBS AG:
                                        Interest Rate                       181,512 ILS          549,632
                                        Total Return                         17,583              221,067
                                                                                          --------------
                                                                                                 770,699
                                                                                          --------------
Westpac Banking Corp.                   Interest Rate                       133,360 AUD          105,296
                                                                                          --------------
Total Swaps                                                                               $  37,303,708
                                                                                          =============

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD   Australian Dollar
BRR   Brazilian Real
COP   Colombian Peso
EUR   Euro
HUF   Hungarian Forint
ILS   Israeli Shekel
JPY   Japanese Yen
MXN   Mexican Nuevo Peso
PLZ   Polish Zloty
SEK   Swedish Krona
ZAR   South African Rand


                    25 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings             Value        Percent
-------------------        ---------------   -------
Japan                      $ 2,074,732,728     17.0%
Italy                        1,233,194,746     10.1
Germany                      1,023,734,684      8.4
Brazil                       1,013,119,594      8.3
United Kingdom                 776,667,382      6.4
France                         736,158,131      6.0
Turkey                         600,012,626      4.9
United States                  531,371,178      4.4
Mexico                         469,418,651      3.8
Russia                         347,842,319      2.8
Indonesia                      285,502,854      2.3
Colombia                       269,723,372      2.2
Spain                          265,795,643      2.2
Peru                           253,968,826      2.1
Poland                         204,418,797      1.7
Hungary                        196,173,408      1.6
Canada                         163,294,659      1.3
Kazakhstan                     143,210,410      1.2
Egypt                          140,504,858      1.2
Ukraine                        137,717,472      1.1
Ireland                        127,271,913      1.0
Israel                         115,034,877      0.9
South Africa                   110,649,818      0.9
Argentina                       99,859,400      0.8
Philippines                     91,851,304      0.8
The Netherlands                 89,836,286      0.7
India                           88,874,294      0.7
Venezuela                       76,173,313      0.6
Panama                          68,371,590      0.6
Portugal                        66,131,504      0.5
Belgium                         58,623,311      0.5
Denmark                         58,088,346      0.5
Uruguay                         53,127,625      0.4
Australia                       43,458,352      0.4
Sweden                          43,230,384      0.4
Ghana                           35,756,809      0.3
Supranational                   26,655,248      0.2
Dominican Republic              21,844,551      0.2
Norway                          19,353,686      0.2
Trinidad & Tobago               14,192,963      0.1
Korea, Republic of South        10,862,055      0.1
United Arab Emirates            10,371,300      0.1
Chile                            6,618,995      0.1
Swaziland                        3,937,010       --
Vietnam                          2,286,117       --
European Union                     335,300       --
                           ---------------    -----
Total                      $12,209,358,689    100.0%
                           ===============    =====


                    26 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event.


                    27 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                       WHEN-ISSUED OR DELAYED DELIVERY
                               BASIS TRANSACTIONS
                       -------------------------------
Purchased securities               $3,736,344

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of December 31, 2009 is as follows:

Cost                                $57,191,434
Market Value                        $ 6,030,245
Market Value as a % of Net Assets          0.05%

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company,


                    28 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors defined below:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.


                    29 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of December 31, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $179,845,651, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $103,123,855 as of December 31, 2009 In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of December 31, 2009 the Fund has required certain counterparties to post collateral of $36,234,507.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of December 31, 2009, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $45,652,378 for which the Fund has posted collateral of $4,509,973. If a contingent feature would have been triggered as of December 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.


                    30 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.


                    31 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended December 31, 2009 was as follows:

                                    CALL OPTIONS                 PUT OPTIONS
                            ---------------------------   -------------------------
                              NUMBER OF      AMOUNT OF     NUMBER OF     AMOUNT OF
                              CONTRACTS      PREMIUMS      CONTRACTS      PREMIUMS
                            ------------   ------------   -----------   -----------
Options outstanding as of
   September 30, 2009                 --   $         --            --   $        --
Options written              394,170,000      2,709,078   373,400,000       365,132
Options closed or expired   (394,170,000)    (2,709,078)           --            --
                            ------------   ------------   -----------   -----------
Options outstanding as of
   December 31, 2009                  --   $         --   373,400,000   $   365,132
                            ============   ============   ===========   ===========

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap.


                    32 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.


                    33 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

     The Fund has entered into total return swaps on various equity indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

     The Fund has entered into total return swaps on various equity indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same index multiplied by the notional amount of the contract.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     CURRENCY SWAPS. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.

     The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to increase exposure to foreign exchange rate risk.

     The Fund has entered into currency swap contracts with the obligation to pay an interest rate various foreign currency notional amounts and receive an interest rate on on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 2009, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.


                    34 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

UNFUNDED PURCHASE AGREEMENTS

Pursuant to the terms of certain indenture agreements, the Fund has unfunded purchase agreements of $31,331,807 at December 31, 2009. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the amount of unfunded purchase agreements. The following agreements are subject to funding based on the borrower's discretion. The Fund is obligated to fund these agreements at the time of the request by the borrower. These agreements have been excluded from the Statement of Investments.

As of December 31, 2009, the Fund had unfunded purchase agreements as follows:

                                                       COMMITMENT
                                                      TERMINATION     UNFUNDED
                                                          DATE         AMOUNT
                                                      -----------   -----------
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.      10/23/13   $16,424,522

                                                         COMMITMENT
                                                          INTEREST    TERMINATION     UNFUNDED     UNREALIZED
                                                            RATE         DATE          AMOUNT     DEPRECIATION
                                                         ----------   -----------   -----------   ------------
Deutsche Bank AG; An unfunded commitment that the Fund
receives 0.125% quarterly; and will pay out, upon
request, up to 14,907,285 USD to a Peruvian Trust through
Deutsche Bank's Global Note Program. Upon funding
requests, the unfunded portion decreases and new
structured securities will be created and held by the
fund to maintain a consistent exposure level.                  0.50%      9/20/10   $14,907,285   $    863,466

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $12,069,985,892
Federal tax cost of other investments      (907,523,566)
                                        ---------------
Total federal tax cost                  $11,162,462,326
                                        ===============

Gross unrealized appreciation           $   583,174,866
Gross unrealized depreciation              (430,413,873)
                                        ---------------
Net unrealized appreciation             $   152,760,993
                                        ===============


                    35 | Oppenheimer International Bond Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 02/08/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 02/08/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 02/08/2010